Summary Prospectus	September 24, 2012

Invesco Convertible Securities Fund

Class: R5 (CNSIX), Class R6 (CNSFX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 659-1005 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated September 24, 2012, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the Web site, phone number or e-mail address noted above.

Investment Objective(s)
The Fund’s investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class R5	Class R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R5	Class R6

Management Fees	0.52%	0.52%

Distribution and/or Service (12b-1) Fees	None	None

Other Expenses[1]	0.06	0.06

Total Annual Fund Operating Expenses[1]	0.58	0.58

1	“Other Expenses” and “Total Annual Fund Operating Expenses” for Class R6 shares are based on estimated amounts for the current fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class R5	$59	$186	$324	$726

Class R6	$59	$186	$324	$726

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in convertible securities. In complying with the 80% investment requirement, the Fund may include synthetic securities that have economic characteristics similar to the Fund’s direct investments that are counted toward the 80% investment requirement. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. Invesco Advisers, Inc. (the Adviser), the Fund’s investment adviser, may retain that common stock to permit its orderly sale or to establish long-term holding periods for tax purposes. The Fund is not required to sell the common stock to assure that the required percentage of its assets is invested in convertible securities. The Fund’s convertible securities may include lower rated fixed-income securities commonly known as junk bonds. The convertible securities also may include exchangeable and synthetic convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, synthetic and exchangeable convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In deciding which securities to buy, hold or sell, the Adviser considers market, economic and political conditions. The Adviser sells a security when it believes that it no longer fits the Fund’s investment criteria.

The Fund can also utilize derivative instruments, including forward foreign currency contracts. The Fund can utilize forward foreign currency contracts to mitigate the risk of foreign currency exposure. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. Forward foreign currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates. The Fund will use these contracts to hedge against adverse movements in the foreign

1        Invesco Convertible Securities Fund

MS-CSEC-SUMPRO-2

currencies in which portfolio securities are denominated. The Fund may also invest in real estate investment trusts (REITs).

The remaining 20% of the Fund’s assets may be invested in common stocks directly, non-convertible preferred stock, non-convertible fixed-income securities, and/or foreign securities. The foreign securities may include non-US dollar denominated securities and depositary receipts. The Fund’s fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Convertible Securities. The values of convertible securities in which the Fund may invest may be affected by market interest rates. The values of convertible securities also may be affected by the risk of actual issuer default on interest or principal payments and the value of the underlying stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value.

Derivatives Risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives. Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Lower-rated fixed-income securities (commonly known as junk bonds) are subject to greater risk of loss of income and principal than higher-rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments and may be subject to a greater risk of default than higher-rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

Common Stocks and Other Equity Securities. In general, stock and other equity securities values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

Foreign Securities Risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Synthetic Securities Risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market/style specific benchmark and a peer group benchmark with investment objectives and strategies similar to the Fund. The Fund’s and Morgan Stanley Convertible Securities Fund’s (the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

Class R5 and Class R6 shares of the Fund have less than a calendar year of performance; therefore, the returns shown are those of the Fund’s (and the predecessor fund’s) Class A shares, which are not offered in this prospectus. Class R5 and Class R6 shares would have different returns from the predecessor fund because, although the shares are invested in the same portfolio of securities, Class R5 and Class R6 shares have different expenses. The predecessor fund was advised by Morgan Stanley Investment Advisors Inc.

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A Shares year-to-date (ended June 30, 2012): 6.45%
Best Quarter (ended September 30, 2009): 16.51%
Worst Quarter (ended December 31, 2008): (15.67)%

Average Annual Total Returns (for the periods ended December 31, 2011)

	1	5	10
	Year	Years	Years

Class R5 shares[1]: Inception (05/23/2011)
Return Before Taxes	(4.19)%	4.36%	5.74%
Return After Taxes on Distributions	(4.82)	3.39	4.72
Return After Taxes on Distributions and Sale of Fund Shares	(2.55)	3.22	4.41

Class R6 shares[1]: Inception (09/24/2012)	(4.41)	4.31	5.72

Bank of America Merrill Lynch All Convertible All	(5.18)	2.10	4.88
Qualities Index
(reflects no deductions for fees, expenses or taxes)

Lipper Convertible Securities Funds Index	(5.23)	2.56	5.10

1	Class R5 and R6 shares’ performance shown prior to the inception date is that of the Fund’s (and the predecessor fund’s) Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers and/or expense reimbursement. The inception date of the predecessor fund’s Class A shares is July 28, 1997.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Portfolio Managers	Title	Length of Service on the Fund

Ellen Gold	Portfolio Manager (lead)	2010 (predecessor fund 1998)

Ramez Nashed	Portfolio Manager	2010 (predecessor fund 2006)

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Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, or by telephone at 800-659-1005.

There is no minimum initial investment for (i) a defined contribution plan with at least $100 million of combined defined contribution and defined benefit plan assets, or (ii) retirement plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets and trades multiple plans through an omnibus account. All other retirement plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.

The minimum initial investment for all other institutional investors is $10 million, unless such investment is made by an investment company, as defined under the Investment Company Act of 1940 (1940 Act), as amended, that is part of a family of investment companies which own in the aggregate at least $100 million in securities, in which case there is no minimum initial investment.

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s Web site for more information.

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